Exhibit 99.1

BHGE supplemental disclosure 1 1Q’16 2Q’16 3Q’16 4Q’16 TY’16 1Q’17 2Q’17 Revenues Orders ($ in millions) TY’15 Turbomachinery & Process Solutions $8,120 $1,316 $1,632 $1,218 $1,884 $6,050 $1,439 $1,575 Oilfield Services 16,458 2,787 2,480 2,448 2,535 10,250 2,397 2,530 Oilfield Equipment 3,695 450 477 524 766 2,218 501 797 Digital Solutions 2,955 681 696 656 710 2,743 646 698 Eliminations (109) (66) (49) (15) (25) (155) (15) (24) Total BHGE $31,118 $5,170 $5,237 $4,831 $5,869 $21,106 $4,968 $5,576 Turbomachinery & Process Solutions $7,999 $1,745 $1,725 $1,480 $1,887 $6,837 $1,741 $1,589 Oilfield Services 16,590 2,781 2,470 2,425 2,517 10,194 2,393 2,529 Oilfield Equipment 5,063 967 894 830 854 3,545 677 688 Digital Solutions 2,849 605 662 627 720 2,615 588 629 Eliminations (79) (22) (25) 13 (55) (89) (27) (22) Total BHGE $32,421 $6,075 $5,727 $5,375 $5,924 $23,102 $5,371 $5,412

BHGE supplemental disclosure 2 ($ in millions) TY’15 1Q’16 2Q’16 3Q’16 4Q’16 TY’16 1Q’17 2Q’17 Operating income Turbomachinery & Process Solutions $1,680 $326 $357 $258 $313 $1,255 $361 $136 Oilfield Services 50 (260) (458) (40) (10) (767) 81 27 Oilfield Equipment 700 66 65 60 129 320 37 15 Digital Solutions 432 43 60 109 107 318 51 50 Eliminations - - - - - - - - Total BHGE $2,861 $176 $24 $387 $539 $1,126 $529 $228 Corporate $(413) $(132) $(93) $(113) $(178) $(516) $(159) $(109) Merger, Restructuring, Impairment & Other $(5,038) $(469) $(592) $(431) $(384) $(1,876) $(244) $(264) Operating Income - a) $(2,590) $(425) $(662) $(157) $(22) $(1,266) $126 $(145) Adjusted Operating Income - b) $2,448 $44 $(69) $274 $361 $610 $370 $119 (a - excludes non - operating income & losses (b - Adjusted Operating Income is a non - GAAP measure. Defined as Operating Income excluding “merger, restructuring, integration, impairment & other”

BHGE supplemental disclosure
($ billions)

This presentation (and oral statements made regarding the subjects of this presentation) may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a "forward-looking statement"). The words "anticipate," "believe," "ensure," "expect," "if," "intend," "estimate," "project," "foresee," "forecasts," "predict," "outlook," "aim," "will," "could," "should," "potential," "would," "may," "probable," "likely," and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company's Registration Statement on Form S-4 (File No. 333-216991), filed on May 25, 2017; and those set forth from time to time in other filings with the Securities and Exchange Commission ("SEC"). The documents are available through the Company's website at: www.investors.bhge.com or through the SEC's Electronic Data Gathering and Analysis Retrieval ("EDGAR") system at: www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.

Our expectations regarding our business outlook and business plans; the business plans of our customers; oil and natural gas market conditions; cost and availability of resources; economic, legal and regulatory conditions, and other matters are only our forecasts regarding these matters. These forward-looking statements, including forecasts, may be substantially different from actual results, which are affected by many risks, along with the following risk factors and the timing of any of these risk factors: integration activities - the ability to successfully integrate Baker Hughes and GE Oil & Gas, including operations, technologies, products and services; economic and political conditions - the impact of worldwide economic conditions; the effect that declines in credit availability may have on worldwide economic growth and demand for hydrocarbons; foreign currency exchange fluctuations and changes in the capital markets in locations where we operate; and the impact of government disruptions; dependence on GE - we will be substantially dependent upon GE, which will be a significant supplier, and any failure by GE to supply us in accordance with applicable contractual terms could have a material effect on our business; oil and gas market conditions - the level of petroleum industry exploration, development and production expenditures; the price of, volatility in pricing of, and the demand for crude oil and natural gas; drilling activity; drilling permits for and regulation of the shelf and the deepwater drilling; excess productive capacity; crude and product inventories; liquefied natural gas supply and demand; seasonal and other adverse weather conditions that affect the demand for energy; severe weather conditions, such as tornadoes and hurricanes, that affect exploration and production activities; Organization of Petroleum Exporting Countries ("OPEC") policy and the adherence by OPEC nations to their OPEC production quotas; and terrorism and geopolitical risks - war, military action, terrorist activities or extended periods of international conflict, particularly involving any petroleum-producing or -consuming regions; labor disruptions, civil unrest or security conditions where we operate; potentially burdensome taxation, expropriation of assets by governmental action; cybersecurity risks and cyber incidents or attacks; epidemic outbreaks.

The financial results included herein are unaudited and have not been reviewed by our independent accountants. The results reported in these historical financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year or future periods. In addition, as part of the BHGE integration, we will continue to assess our business operations and may, if and when appropriate, modify our operating and financial reporting structure, which may result in adjustments to our historical financial statements.

In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP") that are included in the presentation, certain information included herein could be considered non-GAAP financial measures (as defined under the SEC's Regulation G). Any non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, operating income (loss), cash flows, or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company's financial statements, including the notes thereto, and filings with the SEC.

BAKER HUGHES a GE company

3